Exhibit 99.2

Investor Relations:

Peter J. Wilt, Vice President Norelle V. Lundy, Director Hillarie C. Bloxom, Analyst

(713) 507-6466 ir@dynegy.com

33rd Annual Howard Weil Energy Conference New Orleans April 4, 2005

FORWARD LOOKING STATEMENTS

This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to Dynegy’s 2005 financial estimates, by the fact that they do not relate strictly to historical or current facts.

Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports under the Securities Exchange Act of 1934, as amended, including its 2004 Form 10-K, for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Non-GAAP Financial Measures:

We use the non-GAAP financial measures “EBITDA” and “free cash flow” in these materials. We have defined these terms in the Appendix. For our 2005 guidance, we have provided reconciliations of non-GAAP measures to the most directly comparable GAAP measures, namely net income and operating cash flow, respectively.

COMPANY OVERVIEW

Headquartered in Houston, Texas

Power Generation and Natural Gas Liquids facilities/operations throughout the United States 2,300 employees “DYN” ticker symbol; traded on NYSE

Successful execution of self-restructuring plan

Focused on core unregulated energy businesses Solid liquidity and cash positions Renewed commitments to ethics, compliance, accountability and transparency Leadership team with a proven track record of results

POWER GENERATION

Diversified portfolio

32% baseload, 24% intermediate, 44% peaking

29% coal/oil, 18% dual fuel, 53% gas

Coal and dual fuel plants perform in current high gas price environment

Gas plants present upside for future

Low maintenance capital

Scaleable systems with multi-fuel logistical expertise

U.S. PORTFOLIO 13,052 net MW (1)

WECC

West 945 MW Gas

Midwest 3,384 MW Coal/Oil 442 MW Gas

SPP

ERCOT

Texas 610 MW Gas

Midwest-Peakers 2,970 MW Gas

NEPOOL

Northeast 1,505 MW Gas/Oil 370 MW Coal 1,137 MW Gas 49 MW Hydro

SERC

FRCC

Southeast 815 MW Gas 825 MW Gas/Oil

Note: Map above includes Independence in the Northeast (1,021 MW) and other plants acquired in Sithe Energies transaction (332 MW), but excludes Long Beach in the West (235 MW) due to retirement.

NATURAL GAS LIQUIDS

Upstream assets are strategically located

High growth areas of North Texas and Gulf Coast

Mature Permian Basin

Fractionation and storage assets optimally located in Mont Belvieu NGL hub and Louisiana

Major producer customers include ChevronTexaco, Burlington, BP, Kerr-McGee, Forest Oil and Devon

Major NGL and end-use customers include ChevronPhillips Chemical, ChevronTexaco, AmeriGas, Dow, Eastman, Heritage, Suburban, Tesoro and Valero

Permian Basin

North Texas

Gulf Coast

Gas Processing Plant Fractionation Plant Bulk NGL Storage Marine Terminal Marketing Terminal Dynegy Pipeline Third Party Pipeline

Field: 99% POP/Fee, 1% Other

Straddle: 53% Hybrid, 22% Fee, 19% POL, 6% Keep Whole

STRATEGIC ALTERNATIVES: 2002

Chapter 11

Gas & Power Merchants

Status Quo

Self-Restructure

Financial Stability

Restored Confidence and Credibility Commitments and Obligations Met Job Preservation

OPERATING IN A NEW ERA: PHASE 1

SELF - RESTRUCTURING

REFOCUS

REBUILD

RESULTS

Deliver Value to Investors

STRATEGIC

Protect value of the company

Refocus employees through shared principles and goals

Cooperate fully with investigations; address and resolve expeditiously

Credibility and Trust: The Right Things to Do

FINANCIAL

Respect the preference of ownership

Work for all of the capital

Get the senior claims (banks and bondholders) on your side Extend maturities Reduce cost structures Focus on new financial metrics

OPERATIONAL

Rebuild company around Core Businesses with competitive advantages

Shut down or sell non-core assets

Capitalize on in-market asset availability to capture benefits from higher commodity prices and wider spreads

Improvement projects to increase efficiency

Safety and reliability are always top priorities

GOVERNANCE

Renewed commitment to accountability and responsibility Commitment to ethical business practices Focus on stronger internal controls

Established Ethics and Compliance and Internal Audit groups

Support third-party governance rankings

POWER MARKET RECOVERY TIMELINE

Southeast (SERC-Entergy)

Southeast (SERC-Southern)

Texas (ERCOT)

Southeast (SERC-VACAR)

Midwest (ECAR)

Midwest (MAIN)

Northeast (NYISO)

California (WECC)

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Estimated 2004 Target Estimated Dynegy’s Estimated

NERC Region Reserve Margin Reserve Margin Time Horizon

Northeast (NYISO) 21% 18% 3 – 5 years

Midwest (MAIN) 30% 15-17% 4 – 6 years

Midwest (ECAR) 27% 15-17% 4 – 6 years

Southeast (SERC-VACAR) 33% 15-17% 5 – 7 years

Southeast (SERC-Southern) 43% 15-17% 9 – 11 years

Southeast (SERC-Entergy) 77% 15-17% 10 + years

Texas (ERCOT) 26% 12.5% 6 – 9 years

Note: Estimated and targeted reserve margins derived from NERC 2004 Summer Assessment and regional NERC and ISO documents. Dynegy’s estimated time horizon for market recovery reflects our projections as to when reserve margins are likely to return to target levels based on Dynegy’s demand growth and plant retirement assumptions.

DYNEGY’S VALUE PATHS

POWER GENERATION

Business Units

NATURAL GAS

LIQUIDS

Baseload

Intermediate

Peaking

Market Conditions

Baseload

Intermediate

Peaking

Coal-Fired Generation

Oil-Fired Generation

Dual-Fuel Generation

Gas-Fired Peakers

Competitive Advantages

Gathering & Processing

NGL Marketing

Frac Spread

POP/POL Upside

NGL Marketing

Multiple Avenues to Capture Opportunities

OPERATING IN A NEW ERA: PHASE 2

Organic Growth

Gas & Power Merchants

Status Quo

Measured Growth

Strategic Alternatives

Combination Consolidation

Deliver Even Greater Value to Investors

U.S. POWER BUSINESS OPPORTUNITIES

Top 10 Companies’ Market Share

100% 50% 0%

82%

76%

58%

78%

33%

Chemicals* Pulp** Oil U.K. U.S. Generation Unregulated Market Generation Market

Source: Citigroup

* Ethylene production capacity for North American Power producers (2004) ** Pulp production capacity for North American producers

DYNEGY’S OPPORTUNITIES: POWER GENERATION

Market Differentiators and Core Competencies

13,000+ MWs of net generating capacity

~6,000 MWs in commercial operation

Diversified portfolio

Coal, dual fuel and natural gas

Strong asset positions

Facilities primarily located in early recovery markets

Expertise and reliability

Multi-fuel logistics Asset management Dispatch capabilities

Scalability

Platform and infrastructure

Strategic Alternatives

Combination Consolidation

DYNEGY’S OPPORTUNITIES: NATURAL GAS LIQUIDS

Market Differentiators and Core Competencies

Integrated upstream and downstream Commodity price environment

High oil, gas and NGL prices Profitable fractionation spread

Customer/market demand

Strong demand for ethane feedstock from petrochemical industry

Contract structure

POP/POL upside

Operational performance

Outstanding in-market asset availability

Market environment

Valuation MLP appetite “Scarcity premium”

Strategic Alternatives

Combination Consolidation

BENEFITS OF CONSOLIDATION

Overhead cost savings Improved best practices

Ability to weather issues and fund capex Stronger credit ratings Precedents from other commodity industries

Higher valuation

Shareholders retain opportunity to participate in power market recovery

APPENDIX

DYNEGY GENERATION FACILITIES

Region/Facility	NERC Region	Location	Net Capacity	Primary Fuel Type	Dispatch Type
DMG					
Baldwin	MAIN (Midwest)	Baldwin, IL	1,768	Coal	Baseload
Havana					
Units 1-5	MAIN (Midwest)	Havana, IL	238	Oil	Peaking
Unit 6	MAIN (Midwest)	Havana, IL	445	Coal	Baseload
Hennepin	MAIN (Midwest)	Hennepin, IL	290	Coal	Baseload
Oglesby	MAIN (Midwest)	Oglesby, IL	54	Gas	Peaking
Stallings	MAIN (Midwest)	Stallings, IL	82	Gas	Peaking
Tilton	MAIN (Midwest)	Tilton, IL	176	Gas	Peaking
Vermilion	MAIN (Midwest)	Oakwood, IL	191	Coal/Gas/Oil	Baseload/Peaking
Wood River					
Units 1-3	MAIN (Midwest)	Alton, IL	130	Gas	Peaking
Units 4-5	MAIN (Midwest)	Alton, IL	452	Coal	Baseload
DMG COMBINED			**3,826**		
DMW					
Bluegrass	ECAR (Midwest)	Oldham, Cty, KY	495	Gas	Peaking
Foothills	ECAR (Midwest)	Louisa, KY	330	Gas	Peaking
Renaissance	ECAR (Midwest)	Carson City, MI	660	Gas	Peaking
Riverside (6)	ECAR (Midwest)	Oldham, Cty, KY	495	Gas	Peaking
Rocky Road (2)	MAIN (Midwest)	East Dundee, IL	165	Gas	Peaking
Rolling Hills	ECAR (Midwest)	Wilkesville, OH	825	Gas	Peaking
DMW COMBINED			**2,970**		
DNE					
Allegheny	MAAC (Northeast)	Pennsylvania	49	Hydro	Intermediate
Batavia	NPCC (Northeast)	Batavia, NY	58	Gas	Peaking
Danskammer					
Units 1-2	NPCC (Northeast)	Newburgh, NY	128	Gas/Oil	Peaking
Units 3-4 (3)	NPCC (Northeast)	Newburgh, NY	370	Coal/Gas/Oil	Baseload
Independence	NPCC (Northeast)	Scriba, NY	1,021	Gas	Intermediate
Massena	NPCC (Northeast)	Massena, NY	84	Gas/Oil	Peaking
Ogdensburg	NPCC (Northeast)	Ogdensburg, NY	83	Gas/Oil	Peaking
Roseton (3)	NPCC (Northeast)	Newburgh, NY	1,210	Gas/Oil	Intermediate
Sterling	NPCC (Northeast)	Sherrill, NY	58	Gas	Peaking
DNE COMBINED			**3,061**		

DYNEGY 20

DYNEGY GENERATION FACILITIES (CONTINUED)

Region/Facility	NERC Region	Location	Net Capacity	Primary Fuel Type	Dispatch Type
DSE					
Calcasieu	SERC (Southeast)	Sulphur, LA	320	Gas	Peaking
Heard County	SERC (Southeast)	Heard Cty, GA	495	Gas	Peaking
Rockingham	SERC (Southeast)	Rockingham Cty, NC	825	Gas/Oil	Peaking
DSE COMBINED			**1,640**		
WEST					
West Coast Power (4)					
Cabrillo I (Encina)	WECC (West)	Carlsbad, CA	480	Gas	Intermediate
Cabrillo II	WECC (West)	San Diego, CA	87	Gas	Peaking
El Segundo	WECC (West)	El Segundo, CA	335	Gas	Intermediate
West Coast Power Combined			902		
Black Mountain (5)	WECC (West)	Las Vegas, NV	43	Gas	Baseload
WEST COMBINED			**945**		
TEXAS					
Cogen Lyondell	ERCOT (Texas)	Houston, TX	610	Gas	Baseload
TEXAS COMBINED			**610**		
TOTAL DYNEGY GENERATION			**13,052**		

(1) DYN owns 100% of each unit listed except as otherwise indicated. For each unit in which DYN owns less than a 100% interest, the Total Net Generating Capacity set forth in this table includes only DYN's proportionate share of such unit's gross generat

(2) DYN owns a 50% interest in this facility and the remaining 50% interest is held by NRG Energy.

(3) DYN entered into a $920 mm sale-leaseback transaction for the Roseton facility and units 3 and 4 of the Danskammer facility. Cash lease payments extend until 2029 and include $60.4 mm in 2004-2006, $107.5 mm in 2007, $144 mm in 2008, $141.3 mm in 200

(4) DYN owns a 50% interest in each of these facilities through West Coast Power, L.L.C., a joint venture with NRG Energy. DYN's 50% interest in West Coast Power's Long Beach generation facility has not been included because this asset was retired effect

(5) DYN owns a 50% interest in this facility and the remaining 50% interest is held by ChevronTexaco.

(6) DYN leases this facility.

DYNEGY 21

DYNEGY MIDSTREAM FACILITIES

Gas Processing Facilities(10)	% Owned (as of 12/04)	County/Parish	State	Capacity Gross (100%) (MMcfd)	(Gross net to Dynegy's Ownership Interest) 2004 Inlet Throughput (MMcfd)	2004 NGL Production (MBbls/d)	Process Type
Operated Field Plants							
North Texas							
Chico Complex		Various	TX	165	144.9	17.3	
Shackelford	100.0	Shackelford	TX	15	15.8	1.7	Cryo
Chico	100.0	Wise	TX	150	129.1	15.5	Cryo
Permian							
Sand Hills	100.0	Crane	TX	150	107.7	12.9	Cryo
Versado Gas Processors (1)							
Saunders	63.0	Lea	NM	70	42.9	5.5	Cryo
Eunice	63.0	Lea	NM	115	87.0	10.5	Cryo
Monument	63.0	Lea	NM	90	71.2	7.9	Cryo
Operated Straddle Plants:							
Barracuda	100.0	Cameron	LA	190	100.8	2.3	Cryo
Lowry	100.0	Cameron	LA	265	80.8	1.2	Cryo
Stingray	100.0	Cameron	LA	300	124.9	1.8	Ref. Abs.
Yscloskey (2)	25.6	St. Bernard	LA	1850	262.2	5.0	Ref. Abs.
Non-Operated Straddle Plants:							
Bluewater (2)	21.8	Acadia	LA	1050	68.2	2.0	Cryo
Calumet (2)	37.2	St. Mary's	LA	1200	145.5	6.7	Ref. Abs.
Iowa	9.9	Jefferson Davis	LA	500	19.8	0.5	Cryo
Sea Robin	0.7	Vermillion	LA	900	41.5	2.0	Cryo
Terrebone (2)	12.8	Terrebone	LA	900	25.2	2.0	Ref. Abs.
Toca (2)	11.6	St. Bernard	LA	850	34.8	1.0	Cryo/RA
Operated Equity Plants:							
VESCO (Venice)	22.9		LA	1300	165.6	6.9	Cryo/RA

(1) Versado volumes are 100% figures.
(2) Dynegy ownership is adjustable and subject to annual redetermination.
Processing Plant Types: Ref. Abs. (RA) – Refrigerated Absorption; Cryo – Cryogenic Expander

DYNEGY 22

DYNEGY MIDSTREAM FACILITIES (CONTINUED)

Fractionation Facilities

The following table provides certain information concerning stand alone fractionation facilities in which Dynegy owns an interest.

SUMMARY OF DYNEGY MIDSTREAM SERVICES FRACTIONATION FACILITIES (1)			
Fractionation Facilities	Percent Owned	Gross Capacity (MBbld)	2004 Net Throughput (MBbld)
Lake Charles Fractionators (Lake Charles, LA)	100	55	40.3
Cedar Bayou Fractionators (Mont Belvieu, TX)	88	215	162.2
Equity Fractionation Facilities			
Gulf Coast Fractionators (non-operated)	38.8	110	41

Storage and Terminal Facilities

The following table provides information concerning storage facilities owned by the Company:

SUMMARY OF DYNEGY MIDSTREAM SERVICES STORAGE FACILITIES						
Storage and Terminal Facilities	% Owned	Location County/Parish	State	Description	# of Wells	Capacity (MMBbl)
Hackberry Storage	100	Cameron	LA	NGL storage facility	12	16.3
Mont Belvieu Storage	100	Chambers	TX	NGL storage facility	26 (2)	85.0
Hattiesburg Storage	50	Forrest	MS	NGL storage facility	3	6.5

The following table provides information concerning terminal facilities owned by the Company:

SUMMARY OF DYNEGY MIDSTREAM SERVICES TERMINAL FACILITIES				
Storage and Terminal Facilities	% Owned	County/Parish	State	Description
Mont Belvieu Terminal	100	Chambers	TX	Product terminal facility
Galena Park Terminal	100	Harris	TX	LPG import/export terminal
Calvert City Terminal	100	Marshall	KY	Propane terminal
Greenville Terminal	100	Washington	MS	Propane terminal
Hattiesburg Terminal	50	Forrest	MS	Propane terminal
Pt. Everglades Terminal	100	Broward	FL	Marine propane terminal
Tampa Terminal	100	Hillsborough	FL	Marine propane terminal
Tyler Terminal	100	Smith	TX	Propane terminal
Abilene Transport	100	Taylor	TX	Raw LPG transport terminal
Bridgeport Transport	100	Jack	TX	Raw LPG transport terminal
Gladewater Transport	100	Gregg	TX	Raw LPG transport terminal
Hammond Transport	100	Tangipahoa	LA	Transport terminal
Pt. Arthur EM Injection	100	Jefferson	TX	Ethyl Mercaptan Injection terminal
Chattanooga Terminal	100	Hamilton	TN	Propane terminal

(1) Table does not include fractionation operations at VESCO or at other gas processing facilities.
(2) Dynegy owns 20 wells and ChevronPhillips Chemical Company owns 6 wells.

DYNEGY 23

2005 CASH FLOW GUIDANCE ESTIMATES

Guidance as of February 24, 2005

($ in millions)	GEN	NGL	CRM	OTHER	2005 Total
OCF	$ 315-320	$ 325-330	$ (40)	$ (400-395)	$ 200-215
Capex - Maintenance	(160)	(50)	-	(6)	(216)
Free Cash Flow - Core Business	$ 155-160	$ 275-280	$ (40)	$ (406-401)	$ (16-1)
Significant Items:					
ANR/Middleton Gas Payment	-	-	(26)	-	(26)
Sithe Energies Acquisition	(110)	-	-	-	(110)
Baldwin Escrow Release/Asset Sales	-	-	-	110	110
Capex - Development	(30)	(28)	-	(5)	(63)
Free Cash Flow	$ 15-20	$ 247-252	$ (66)	$ (301-296)	$ (105-90)

- Other OCF decrease due to increased interest cost associated with change in financing assumptions, excluding capital-raising event and other liability management activities
- Gas transportation payment of $26 MM related to 2004 agreement to exit four long-term gas transportation contracts, prepaid $16 MM of original amount in 2004
- Sithe Energies acquisition cost of $110 MM comprised of purchase price of $135 MM less various purchase price adjustments. Dynegy also received $93 MM of restricted cash that is not shown in cash flow.
- Assumes resolution of Baldwin litigation and release of $100 MM escrow
- Includes assumed asset sales proceeds of $10 MM, no gain or loss expected
- Development capex primarily related to PRB coal conversions in GEN and notional allocation for new business opportunities in NGL

Note: Guidance has not been updated since February 24, 2005, the date of our year-end 2004 financial results earnings release. We expect to update guidance, if necessary, in connection with the release of our first quarter 2005 financial results. Estimates are provided as a guide for forecasted 2005 consolidated financial results on an as-reported GAAP basis. Forecasted segment results are intended merely to reflect management's estimate of the breakdown of its consolidated results and are subject to change. Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events.

DYNEGY 24

2005 EARNINGS GUIDANCE ESTIMATES – GAAP BASIS

Guidance as of February 24, 2005

($in millions) GEN NGL CRM OTHER 2005 Total

EBITDA $340-350 $285-295 ($80) (95-90) $450-475

Depreciation (210) (85) - (15) (310)

Interest (425)

Tax Benefit 108-99

Preferred Dividend (22)

Net Income Available to Common Shareholders - Core Business $(199-183)

Independence Toll Settlement Charge, pre-tax (220) (220)

Tax Benefit, tax impact - on item above 84

Net Income Available to Common Shareholders - GAAP $(335-319)

Increase in interest expense due to change in financing assumptions, excluding capital-raising event and other liability management activities CRM loss of $80 MM primarily includes tolling payments related to Gregory and Sterlington Independence toll settlement charge recorded as of the closing date of this transaction Tax benefit calculated using 38% effective tax rate

Note: Guidance has not been updated since February 24, 2005, the date of our year-end 2004 financial results earnings release. We expect to update guidance, if necessary, in connection with the release of our first quarter 2005 financial results. Estimates are provided as a guide for forecasted 2005 consolidated financial results on an as-reported GAAP basis. Forecasted segment results are intended merely to reflect management’s estimate of the breakdown of its consolidated results and are subject to change. Estimates do not incorporate assumptions for potential items such as legal settlements, tolling settlements, capital raising activities or other restructuring events.

COMMODITY PRICE SENSITIVITIES – 2005 OCF RANGES

Low Hydrocarbon High Hydrocarbon

OCF Impact + $10 MM + $40 MM

FCF - Core Business $(6)-9 MM $24-39 MM

Hydrocarbon Pricing:

WTI ($/BBl) $35.00 $45.00

Henry Hub ($/MMBtu) $6.20 $7.50

Weighted Average NGL ($/Gal) $0.62 $0.81

DNE No. 6 Oil ($/MMBtu) $5.08 $6.26

Power Pricing:

Cinergy - DMW $46.00 $54.50

Zone G - DNE $66.00 $71.50

ERCOT (Houston) $56.00 $64.25

SP 15 - California $65.00 $69.75

Lower hydrocarbon scenario reduces NGL’s Upstream OCF (lower NGL pricing) but increases GEN’s OCF at DNE (lower No. 6 fuel costs) and ERCOT (natural gas on margin) Higher hydrocarbon scenario increases NGL’s Upstream OCF (higher NGL pricing) but reduces GEN’s OCF at DNE and ERCOT; DMG benefits from increased “dark” spread

2005 GENERATION EARNINGS GUIDANCE – MID-POINT

($in millions) 2005E(1)

DMG $ 420

DNE 10

Sithe Acquisition -

DMW -

DSE & ERCOT (25)

Other 10

Operating Margin with DNE Lease $ 415

DNE Operating Lease (2) 50

Operating Margin without DNE Lease $ 465

General & Administrative (90)

Equity Earnings & Other 20

EBITDA without DNE Lease $ 395

EBITDA with DNE Lease $ 345

2005E

Power Prices ($/MWh)

Midwest $ 50.00

Northeast $ 68.00

Southeast $ 52.00

Capacity Prices ($/KW-yr.)

Midwest $ 6.00

Northeast $ 12.00

Southeast $ 6.00

Natural Gas—Henry Hub ($/MMBtu) $ 7.00

Coal ($/MMBtu)

PRB Delivered to Baldwin $ 1.00

Colombian Delivered to Northeast $ 3.00

Fuel Oil #6 Delivered to Northeast ($/MMBtu) $ 5.48

Estimated Volumes (Million MWh)

DMG 22.1

DNE/Independence 6.6

DMW & DSE 3.6

(1) Represents an average mid-point for expected generation earnings. Actual results may differ. Excludes Independence toll settlement charge of $220 MM.

(2) DNE is financed at the project level and includes annual lease expense of $50 MM for GAAP purposes. Operating margin and EBITDA are shown without the DNE lease expense to negate the impact from financing.

2005 MIDSTREAM EARNINGS GUIDANCE – MID-POINT

($ in millions) 2005E(1)

Field Plants $ 290

Straddle Processing 50

Upstream 340

Marketing Assets 95

Wholesale Marketing 25

NGL Marketing 25

Downstream 145

Gross Margin 485

Upstream (80)

Downstream (60)

Operating Expenses (140)

Upstream 260

Downstream 85

Operating Margin 345

General & Administrative (35)

Equity Earnings 10

Minority Interest (30)

EBITDA $ 290

2005E

Hydrocarbon Pricing

Henry Hub ($/MMBtu) $ 7.00

WTI ($/Bbl) $ 40.00

Frac Spread ($/MMBtu) $ 1.37

Weighted Average NGL ($/Gal) $ 0.74

Propane Relationship to Crude 77%

Upstream Inlet Volumes 1,931

Upstream Net NGL Production 71

Downstream Net Volumes

Fractionation (MBbls/d) 166

Refinery Services (MBbls/d) 43

Wholesale Propane (MBbls/d) 64

NGL Marketing (MBbls/d) 200

(1) 2005E Midstream guidance represents a mid-point within an EBITDA range of $285 MM—$295 MM.

LONGER-TERM GENERATION EARNINGS POTENTIAL

($ in millions)		Market Recovery[1]
DMG	$	630
DNE		110
Sithe Acquisition		60
DMW		150
DSE & ERCOT		120
Operating Margin with DNE Lease	$	1,070
DNE Operating Lease[2]		50
Operating Margin without DNE Lease	$	1,120
General & Administrative		(70)
Equity Earnings & Other		20
EBITDA without DNE Lease	$	1,070
EBITDA with DNE Lease	$	1,020

		Market Recovery
Power Prices ($/MWh)		
Midwest	$	60.00
Northeast	$	70.00
Southeast	$	54.00
Capacity Prices ($/KW-yr.)		
Midwest	$	36.00
Northeast	$	36.00
Southeast	$	36.00
Natural Gas - Henry Hub ($/MMBtu)		$ 5.00-5.50
Coal ($/MMBtu)		
PRB Delivered to Baldwin	$	1.10
Colombian Delivered to Northeast	$	2.00
Fuel Oil #6 Delivered to Northeast ($/MMBtu)	$	5.40
Estimated Volumes (Million MWh)		
DMG		24.5
DNE/Independence		6.8
DMW & DSE		6.5

- **Power market recovery and stable cost structure allows for significant uplift in baseload coal fleet performance**
- **DNE dual-fuel capability provides an expanding dark spread advantage**
- **Significant margin from gas-fired plants occurs in market recovery**

(1) Represents an average mid-point for expected generation earnings. Actual results may differ.
(2) DNE is financed at the project level and includes annual lease expense of $50 MM for GAAP purposes. Operating margin and EBITDA are shown without the DNE lease expense to negate the impact from financing.

DYNEGY 29

LONGER-TERM MIDSTREAM EARNINGS POTENTIAL

($ in millions) $35 Crude $40 Crude $45 Crude $50 Crude

Field Plants $135-170 $ 160-205 $185-220 $ 210-285

Straddle Plants 30-35 35-45 40-50 50-55

Fractionation 40-50 40-50 40-50 40-55

Wholesale Marketing 25 25 25 25

NGL Marketing 25 25 25 30

Operating Margin* $265-295 $295-340 $330-365 $370-435

General & Administrative (35) (35) (35) (35)

Equity Earnings 10 10 10 10

Minority Interest (25-20) (30-25) (35-30) (40-35)

EBITDA $215-250 $240-290 $270-310 $305-375

Henry Hub ($/MMBtu) $5.00-6.00 $5.25-6.25 $5.75-6.75 $6.25-7.25

Frac Spread ($/MMBtu) $1.09-2.09 $1.85-2.85 $2.37-3.37 $2.80-3.80

Weighted Average NGL ($/Gal) $0.61 $0.71 $0.80 $0.88

Propane Relationship to Crude 77% 77% 77% 77%

* Depending on commodity pricing, spreads and volumes, operating margin can be a combination of low and high ranges for each business component.

ON-PEAK POWER PRICES*

($/MWh)

NI Hub/ComEd $90 $60 $30 $0

2004 Actual 2005 Plan 2005 Actual/Forward

2004A: $41.94

2005P: $49.00 2005A/F: $49.54

J F M A M J J A S O N D

Cinergy $90

$60

$30

$0

2004A: $43.22

2005P: $51.00 2005A/F: $49.63

J F M A M J J A S O N D

New York Zone G

$90 $60 $30 $0

2004A: $61.69

2005P: $68.00 2005A/F: $71.67

J F M A M J J A S O N D

New York Zone A

$90 $60 $3 $0

2004A: $52.57

2005P: $61.00 2005A/F: $59.88

J F M A M J J A S O N D

* Pricing as of 02/28/05. Prices reflect day ahead on-peak settlement prices for Jan. – Feb. and forward on-peak monthly prices for Mar. – Dec.

NATURAL GAS LIQUIDS PRICES*

Crude $60 $50 $40 $30

$20

($/Bbl)

2004 Actual

2005 Plan

2005 Actual/Fwd

2004A: $41.43

2005P: $40.00 2005A/F: $52.08

J F M A M J J A S O N D

Gas $8 $7 $6 $5

$4

($/Mmbtu)

2004A: $6.13

2005P: $7.00 2005A/F: $6.62

J F M A M J J A S O N D

Propane $1.00 $0.90 $0.80 $0.70 $0.60

$0.50

($/Gal)

2004A: $0.74 2005A/F: $0.85 2005P: $0.77

J F M A M J J A S O N D

Ethane $0.65

$0.60 $0.55

$0.50

$0.45 $0.40

$0.35

($/Gal)

2004A: $0.50 2005A/F: $0.55 2005P: $0.52

J F M A M J J A S O N D

Updated as of 02/28/05. Prices reflect Jan. – Feb. actual results. Mar. – Dec. forecasted prices are based on PIRA Energy Group’s 02/28/05 NGL Market Forecast. Propane relationship to crude: 2004A = 75%, 2005P = 77%, 2005A/F = 68%.

GAAP RECONCILIATION – CASH FLOW ESTIMATES

February 24, 2005

($in millions) 2005 Guidance

Cash Flow from Operations (1) $174-189

Less: Capital Expenditures (2) (389)

Add: Proceeds from Asset Sales 110

Free Cash Flow (3) $(105-90)

(1) Cash flow from operations in 2005 guidance includes $26 MM payment to ANR/Middleton related to the sale of long term gas transportation contracts. $16 MM of expected 2005 ANR/Middleton obligation was paid in 2004.

(2) Capex in 2005 guidance includes a net $110 MM cash outflow related to the Sithe Energies acquisition, consisting of the purchase price of $135 MM less various purchase price adjustments. Dynegy also received $93 MM of restricted cash which is excluded from cash flow.

(3) Free cash flow is a non-GAAP financial measure. Free cash flow consists of cash flows from operations less capital expenditures, adjusted by proceeds from asset sales. We use free cash flow to measure the cash generating ability of our operating asset-based energy businesses relative to their capital expenditure obligations. Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

GAAP RECONCILIATION – EARNINGS GUIDANCE ESTIMATES

February 24, 2005

($in millions) 2005 Guidance

Operating income/(loss) (1) $(90-65)

Add: Depreciation and amortization expense 310

Earnings from unconsolidated investments 20

Other income and expense, net (10)

Earnings before interest, taxes, and depreciation and amortization (EBITDA) (1)(2) $230-255

Less: Depreciation and amortization expense (310)

Interest expense (425)

Income tax benefit 192-183

Net loss $(313-297)

Preferred stock dividends 22

Net loss applicable to common shareholders $(335-319)

(1) Includes a charge of $220 MM pre-tax recorded as of the closing date of the Sithe Energies acquisition.

(2) EBITDA is a non-GAAP financial measure. EBITDA consists of Operating income (loss) plus Depreciation and amortization expense; Earnings from unconsolidated investments; and Other income and expense, net. Consolidated EBITDA can be reconciled to Net (loss) using the follow ing calculation: Net

(loss) less Income tax benefit, plus Interest expense and Depreciation and amortization expense. Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis. How ever, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.